UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 29, 2006

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)

                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-13794                                          13-3818402
        33-90786                                          13-3818407
       33-90786-01                                        13-3818405
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(Commission File Number)                       (IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                      08401
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(Address of Principal Executive Offices)                     (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 29, 2006, Trump Entertainment Resorts Holdings, L.P. ("TERH"), a wholly-owned subsidiary of Trump Entertainment Resorts, Inc. ("TER," and together with TERH and TER's other subsidiaries, the "Company") entered into Amendment No. 2 to its Credit Agreement dated as of September 28, 2006 (the "Amendment"),amending its Credit Agreement dated as of May 20, 2005 (as amended by Amendment No. 1 dated as of December 21, 2005) (the "Credit Agreement").

         Under the terms of the Amendment, the Company refinanced its existing Term Loan B with a new Term Loan B having a draw period extending to May 2007, six months later than under the current Term Loan B. The Amendment also includes a modified definition of "EBITDA" for financial covenant purposes. Under the new definition, the Company is allowed to add $8,000,000 of foregone EBITDA in the quarter ending September 30, 2006 to adjust for the impact of the closing of the Company's Atlantic City, New Jersey gaming operations as mandated by the New Jersey Casino Control Commission in July 2006. All other terms and conditions of the Credit Agreement remained unchanged.





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



        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2006
                                          TRUMP ENTERTAINMENT RESORTS, INC.



                                          By:  /s/ John P. Burke
                                             -----------------------------------
                                          Name:    John P. Burke
                                          Title:   Executive Vice President and
                                          Corporate Treasurer



                                          TRUMP ENTERTAINMENT RESORTS HOLDINGS,
                                          L.P.



                                          By:  /s/ John P. Burke
                                             -----------------------------------
                                          Name:    John P. Burke
                                          Title:   Executive Vice President and
                                          Corporate Treasurer


                                          TRUMP ENTERTAINMENT RESORTS FUNDING,
                                          INC.



                                          By:  /s/ John P. Burke
                                             -----------------------------------
                                          Name:    John P. Burke
                                          Title:   Corporate Treasurer




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